SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12 (b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    Community National Bancorporation
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       (Exact Name of Registrant as Specified in Its Charter)

                   Georgia                             58-1856963
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(State of Incorporation or Organization)          (I.R.S. Employer
                                                  Identification no.)

561 East Washington Avenue, Ashburn, Georgia (912) 567-9686   31714-2619
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       (Address of Principal Executive Offices)               (Zip Code)

   If this form relates to the      If this from relates to
   registration of a class of       the registration of a
   securities pursuant to Section   class of securities
   12(b) of the Exchange Act and    pursuant to Section
   is effective pursuant to         12(g) of the Exchange
   General Instruction A.(c),       Act and is effective
   please check the following box.  pursuant to General
   [  ]                             Instruction A.(d),
                                    please check the
                                    following box. [X]


Securities Act registration statement file number to which this form relates:
     33-31013-A

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class          Name of Each Exchange on Which
     to be so Registered          Each Class is to be Registered
     -------------------          ------------------------------

            None                            NASDAQ
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, No Par Value
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                         (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.
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    The information is set forth under the caption "Description of Securities" in the prospectus contained in Amendment No. 2 to the Form SB-2 Registration Statement which was filed with the Securities and Exchange Commission on May 8, 1998, File No. 33-31013-A, which is incorporated herein by reference.

Item 2. Exhibits.
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1.   Restated Articles of Incorporation of Registrant as amended on November 11, 1997 (incorporated by reference to Exhibit 3.1 of Amendment No. 2 to the Registration Statement on Form SB-2, File No. 33-31-13-A, which was filed with the Securities and Exchange Commission on May 8, 1998).

2.   By-Laws of Registrant (incorporated by reference to Exhibit
3(b) of the Registration Statement on Form S-18, File No. 33-
31013-A, which was filed with the Securities and Exchange
Commission in 1989).

                             SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Community National Bancorporation

Date: February 23, 1999

                                    by:  /S/ T. Brinson Brock, Sr.
                                        ----------------------------
                                          T. Brinson Brock, Sr.
                                          Executive Vice President,
                                          Principal Executive Officer and
                                          Principal Accounting Officer